UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2020 (November 17, 2020)

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MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31719	13-4204626
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

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200 Oceangate, Suite 100, Long Beach, California 90802
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (562) 435-3666

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	MOH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act.
☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 17, 2020, Thomas Tran, the Chief Financial Officer of Molina Healthcare, Inc. (the “Company”), provided advance notice to the Company of his intent to retire from his CFO position in February 2021. Mr. Tran will remain with the Company as an advisor through the end of May 2021 to further help facilitate a smooth transition for his former role.

Upon Mr. Tran’s retirement, Mark Keim, currently the Company’s Executive Vice President of Strategic Planning, Corporate Development and Transformation, will assume the role of Chief Financial Officer. Mr. Keim, age 55, has served in his current role since January 2018. From 2016 to 2018, Mr. Keim served as executive vice president of corporate development and strategy for The Hanover Insurance Group. From 2014 to 2016, Mr. Keim was co-founder and chief financial officer of HealthReveal. Prior to that, from 2008 to 2014, Mr. Keim spent six years with Aetna where he led major strategic initiatives. Before Aetna, from 1999 to 2008, Mr. Keim was senior vice president of strategy and business development at GE Capital. None of the entities where Mr. Keim was previously employed is a parent, subsidiary, or other affiliate of the Company. The selection of Mr. Keim to serve as Chief Financial Officer was not pursuant to any arrangement or understanding with respect to any other person. There are no family relationships between Mr. Keim and any director or executive officer of the Company, and there are no transactions between Mr. Keim and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

The terms of Mr. Tran’s retirement arrangement and Mr. Keim’s appointment to the role of Chief Financial Officer, including the effective date of the transition, will be disclosed in an amendment to this Current Report on Form 8-K once the effective date has been determined and agreements have been reached with each party.

Item 7.01.  Regulation FD Disclosure.

A copy of the press release relating to Mr. Tran’s intent to retire and Mr. Keim’s appointment to the role of Chief Financial Officer effective upon Mr. Tran’s retirement, is attached hereto as Exhibit 99.1.

Note: The information in this Form 8-K and the exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

(d)            Exhibits:

Exhibit No.	Description

99.1	Press release of Molina Healthcare, Inc. issued November 19, 2020

104	Cover page information from Molina Healthcare, Inc.’s Current Report on Form 8-K filed on November 19, 2020 formatted in iXBRL (Inline Extensible Business Reporting Language)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date: November 19, 2020	By:	/s/ Jeff D. Barlow
Jeff D. Barlow, Chief Legal Officer and Secretary